UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2017

JRjr33, INC.
(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 001-36755	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(469) 913-4115
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2017, JRJR33, Inc. (the “Company”) entered into a Forbearance and Amendment Agreement (the “Forbearance Agreement”) with Dominion Capital LLC (“Dominion”) pursuant to which Dominion agreed, for a period of sixty (60) days (subject to extension as described below for an additional sixty (60) days), to forbear from exercising any of its rights or remedies with respect to Existing Defaults (as defined in the Forbearance Agreement), including the Company being unable to timely file, without unreasonable effort and expense, its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, under the senior secured convertible note in the original principal amount of $4,000,000 that the Company issued to Dominion on November 20, 2015 (the “Note”). A condition to the forbearance was the purchase by Rochon Capital Partners, Ltd. (“Rochon Capital”) of $1,000,000 in aggregate principal amount and $23,000 in accrued and unpaid interest of the Note from Dominion (the “Purchased Note”), the execution of a subordination agreement, and the Company agreeing to a payment restriction covenant and a revised payment schedule. The forbearance period is subject to extension for an additional 60 days by the purchase by Rochon Capital of an additional $750,000 in principal amount of the Note from Dominion. The Note that the Company issued to Dominion now has an aggregate principal balance amount of $2,400,000 with monthly payments of $50,000 principal and interest due by the 21st of each month through September 21, 2017 and a final principal payment of $2,200,000 plus interest due on October 21, 2017.

On June 6, 2017, as a condition to the Forbearance Agreement, a Securities Purchase Agreement was entered into by and between Dominion, as seller, and Rochon Capital, as purchaser, wherein Dominion sold to Rochon Capital and Rochon Capital acquired from Dominion, its rights as a holder of the Purchased Note under the Securities Purchase Agreement.

On June 6, 2017, as a condition to the Forbearance Agreement, the Company, Rochon Capital and Dominion entered into a Subordination and Intercreditor Agreement pursuant to which Rochon Capital agreed to subordinate all payments under the Purchased Note to the payment in full of the Note retained by Dominion.

The Forbearance Agreement, the Subordination and Intercreditor Agreement and the Securities Purchase Agreement are included as Exhibits 4.1, 10.1, and 10.2, respectively, herein, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 4.1	Forbearance and Amendment Agreement by and between Dominion Capital LLC and JRjr33, Inc.
Exhibit 10.1	Subordination and Intercreditor Agreement by and among Dominion Capital LLC, Rochon Capital Partners, Ltd and JRjr33, Inc. dated as of June 6, 2017
Exhibit 10.2	Securities Purchase Agreement by and between Dominion Capital LLC and Rochon Capital Partners, Ltd. dated as of June 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JRjr33, Inc.

Date: June 12, 2017	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Forbearance and Amendment Agreement by and between Dominion Capital LLC and JRjr33, Inc.
Exhibit 10.1	Subordination and Intercreditor Agreement by and among Dominion Capital LLC, Rochon Capital Partners, Ltd and JRjr33, Inc. dated as of June 6, 2017
Exhibit 10.2	Securities Purchase Agreement by and between Dominion Capital LLC and Rochon Capital Partners, Ltd. dated as of June 6, 2017.